SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2003


                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


        1-13165                                            59-2417093
(Commission File Number)                       (IRS Employer Identification No.)


              1655 Roberts Boulevard N.W., Kennesaw, Georgia 30144
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 419-3355
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On March 31, 2003, CryoLife, Inc. issued a press release disclosing that it had reached a settlement with the Estate of Brian Lykins. A copy of the press release is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number       Description
         --------------       -----------
         99.1                 March 31, 2003 Press Release regarding settlement
                              of Lykins lawsuit





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CRYOLIFE, INC.



Date:  April 3, 2003                   By: /s/ D.A. Lee
                                          -------------------------------------
                                          Name:  D. Ashley Lee
                                          Title: Vice President, Chief Financial
                                                 Officer and Treasurer





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


                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
99.1                 March 31, 2003 Press Release regarding settlement of
                     Lykins lawsuit







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